UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) January 22, 2009
Sparton Corporation

(Exact name of registrant as specified in its charter)
Ohio

(State or other jurisdiction of incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of principal executive offices)	(Zip Code)
(517) 787-8600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On January 22, 2009, Sparton Corporation (the “Company”) and its subsidiaries entered into a Fourth Master Amendment to Loan Documents (the “Fourth Amendment”) with National City Bank, a national banking association (the “Lender”), which amends the terms of the existing line of credit issued to the Company by the Lender (the “Line of Credit Loan”). The Line of Credit Loan is evidenced by, among other documents, a Promissory Note, dated January 22, 2008, as amended by Master Amendment to Loan Documents, dated as of April 21, 2008 and effective as of March 31, 2008, by Second Master amendment to Loan Documents, dated as of July 31, 2008 and effective as of June 30, 2008, and by Third Master Amendment to Loan Documents, dated as of November 12, 2008 (as amended, the “Line of Credit Loan Agreement”).
Pursuant to the Fourth Amendment, the terms of the Line of Credit Loan were amended to, among other things, extend the maturity date of the Line of Credit Loan by changing it from January 20, 2009 to May 1, 2009; reducing the principal amount available from $20 million to $18 million; and changing the percentage of Eligible Accounts (as defined in Line of Credit Loan Agreement) that comprise the Borrowing Base Amount (as defined in Line of Credit Loan Agreement) from 85% to 80%. In addition, the Lender waived financial covenants related to the Company’s minimum EBITDA (as defined in the Line of Credit Loan Agreement) and minimum Tangible Net Worth (as defined in the Line of Credit Loan Agreement) as of the quarter ended December 31, 2008, with which the Company was out of compliance as of that date.
As amended by the Fourth Amendment, the Line of Credit Loan provides the Company with an $18 million revolving line-of-credit facility to support working capital needs and other general corporate purposes, which is secured by substantially all assets of the Company. The amount that the Company may borrow under the Line of Credit Loan Agreement may not exceed 80% of Eligible Accounts (as defined in the Line of Credit Loan Agreement). The Line of Credit Loan bears interest at the variable rate of a base rate determined by reference to a specified index (LIBOR) plus 500 basis points. The Company is required to make monthly payments of all accrued interest due at such time, and all outstanding principal plus all accrued unpaid interest is due on May 1, 2009. The Line of Credit Loan Agreement includes representations, covenants and events of default that are customary for financing transactions of this nature. The financial covenants contained in the Line of Credit Loan Agreement are measured as of the end of each fiscal quarter and include a minimum consolidated amount of net income before interest expense, income tax expense and depreciation and amortization expense (“EBITDA”), a minimum ratio of senior debt to EBITDA, and a minimum amount of consolidated tangible net worth. In addition, the Company may not make any distributions, dividends or other payments to any of its shareholders without the Lender’s prior written consent. The Company’s obligations under the Line of Credit Loan Agreement are guaranteed by each of the Company’s subsidiaries and each guarantee is secured by all assets of the respective subsidiary.
The foregoing description of the Line of Credit Loan Agreement, including the Fourth Amendment, is qualified in its entirety by reference to the documents that comprise the Line of Credit Loan Agreement, copies of which are attached hereto as Exhibits 10.1 through 10.5 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Fourth Master Amendment to Loan Documents, dated as of January 20, 2009, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.2	Third Master Amendment to Loan Documents, dated as of November 12, 2008, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.3	Second Master Amendment to Loan Documents, dated as of July 31, 2009, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.4	First Master Amendment to Loan Documents, dated as of April 21, 2008, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.5	Promissory Note, dated as of January 22, 2008, by and between Sparton Corporation and National City Bank and guaranteed by Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., and Sparton of Canada, Limited.

Exhibit 99.1	Press Release dated January 23, 2008 issued by Sparton Corporation regarding the Fourth Amendment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

By:	/s/
Cary B. Wood
Its:	Chief Executive Officer
Date: January 28, 2009

Index to Exhibits

Exhibit No.	Description

Exhibit 10.1	Fourth Master Amendment to Loan Documents, dated as of January 20, 2009, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.2	Third Master Amendment to Loan Documents, dated as of November 12, 2008, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.3	Second Master Amendment to Loan Documents, dated as of July 31, 2009, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.4	First Master Amendment to Loan Documents, dated as of April 21, 2008, by and between Sparton Corporation, Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., Sparton of Canada, Limited and National City Bank.

Exhibit 10.5	Promissory Note, dated as of January 22, 2008, by and between Sparton Corporation and National City Bank and guaranteed by Sparton Medical Systems, Inc., Sparton Technology, Inc, Spartronics, Inc., Sparton Electronics Florida, Inc., and Sparton of Canada, Limited.

Exhibit 99.1	Press Release dated January 23, 2008 issued by Sparton Corporation regarding the Fourth Amendment.